Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:	Media Relations
Chris Barnes, (972) 673-5539

Investor Relations
Heather Catelotti, (972) 673-5869

Dr Pepper Snapple Group Sets Record Date for Special Dividend Contemplated by Keurig Transaction and Provides Estimated Earnings and Profits

PLANO, Texas, June 26, 2018 — Dr Pepper Snapple Group, Inc. (NYSE: DPS) (the “Company” or “DPS”) today announced that its Board of Directors has conditionally set July 6, 2018 as the record date for the special dividend (the “Special Dividend”) of $103.75 per share on the Company’s common stock contemplated by the Agreement and Plan of Merger among the Company, a special purpose merger subsidiary of the Company and Maple Parent Holdings Corp (“Maple Parent”), the indirect parent of Keurig Green Mountain, Inc.  Under the terms of the agreement, Maple Parent will merge with the merger subsidiary and become a wholly owned subsidiary of the Company.  As previously announced, following the closing of the merger DPS will be renamed Keurig Dr Pepper Inc. and trade under the symbol “KDP” on the New York Stock Exchange.

Completion of the transaction remains subject to stockholder approvals that will be sought at our Annual Meeting scheduled for June 29, 2018, and other customary closing conditions.  Subject to the foregoing, the closing is currently scheduled for July 9, 2018.  It is anticipated that the Board will declare the Special Dividend, conditioned upon the completion of the transaction, to be payable in U.S. dollars at 12:01 A.M. EDT on July 10, 2018 to stockholders of record on the July 6, 2018 record date, the trading day immediately prior to the anticipated closing date.

For U.S. federal income tax purposes, the Special Dividend is expected to be characterized as a distribution pursuant to Section 301(a) of the Internal Revenue Code of 1986.  Assuming this characterization applies, as a result, the Special Dividend will be considered a dividend for U.S. federal income tax purposes to the extent of the accumulated earnings and profits (“E&P”) of DPS and Maple Parent through the end of the 2018 taxable year.  The portion of the Special Dividend that is not characterized as a dividend for tax purposes will be applied against and reduce tax basis, with any excess treated as gain from the sale or exchange of property.  Based on DPS’s and Maple Parent’s estimate of their respective E&P, it is currently estimated that the applicable E&P will be $29.50 per share, and that such amount will be used for purposes of determining any dividend withholding on payments to Non-U.S. Holders, as more fully described in DPS’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 29, 2018.  DPS stockholders should review the Company’s annual meeting proxy statement which provides additional details regarding the U.S. federal income tax treatment, and consult their own tax advisors regarding the particular tax consequences of receipt of the Special Dividend pursuant to the Merger Agreement in light of their particular circumstances.

About Dr Pepper Snapple Group

Dr Pepper Snapple Group (NYSE: DPS) is a leading producer of flavored beverages in North America and the Caribbean. Our success is fueled by more than 50 brands that are synonymous with refreshment, fun and flavor. We have seven of the top 10 non-cola soft drinks, and nine of our 10 leading brands are No. 1 or No. 2 in their flavor categories. In addition to our flagship Dr Pepper and Snapple brands, our portfolio includes 7UP, A&W, Bai, Canada Dry, Clamato, Crush, Hawaiian Punch, IBC, Mott’s, Mr & Mrs T mixers, Peñafiel, Rose’s, Schweppes, Squirt and Sunkist soda. To learn more about our iconic brands and Plano, Texas-based company, please visit www.DrPepperSnapple.com. For our latest news and updates, follow us at www.Facebook.com/DrPepperSnapple or www.Twitter.com/DrPepperSnapple.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “anticipate,” “expect,” “believe,” “could,” “estimate,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar words, phrases or expressions and variations or negatives of these words, although not all forward-looking statements contain these identifying words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits of the proposed merger, including estimated synergies, the expected timing of completion of the proposed merger and related transactions and other statements that are not historical facts. These statements are based on the current expectations of Keurig Green Mountain, Inc. and Dr Pepper Snapple Group, Inc. management and are not predictions of actual performance.

These forward-looking statements are subject to a number of risks and uncertainties regarding the combined company’s business and the proposed merger and actual results may differ materially. These risks and uncertainties include, but are not limited to: (i) the ability of the parties to successfully complete the proposed transaction on anticipated terms and timing, including obtaining required stockholder approvals and the satisfaction of other conditions to the completion of the proposed transaction, (ii) the impact the significant additional debt incurred in connection with the transaction may have on our ability to operate the combined business following the proposed merger, (iii) risks relating to the integration of the Keurig Green Mountain, Inc. and Dr Pepper Snapple Group, Inc. operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed merger will not be realized or will not be realized within the expected timeframe and (iv) risks relating to the businesses of Keurig Green Mountain, Inc. and Dr Pepper Snapple Group, Inc. and the industries in which they operate and the combined company will operate following the proposed merger. These risks and uncertainties, as well as other risks and uncertainties, are more fully discussed in the Company’s definitive proxy statement filed with the SEC on May 29, 2018. While the lists of risk factors presented here and in the proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations.

Additional Information:

This communication is being made in respect of the proposed transaction involving Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. The proposed transaction will be submitted to the stockholders of Dr Pepper Snapple Group, Inc. for their consideration. In connection therewith, Dr Pepper Snapple Group, Inc. filed a definitive proxy statement on May 29, 2018 with the SEC, and may file further relevant materials with the SEC. The definitive proxy statement has been mailed to the stockholders of Dr Pepper Snapple Group, Inc.

BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Dr Pepper Snapple Group, Inc. through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Dr Pepper Snapple Group, Inc. are available free of charge on Dr Pepper Snapple Group, Inc.’s website at https://www.drpeppersnapplegroup.com/ under the heading “SEC Filings and Proxy Statements” within the “Investors” portion of Dr Pepper Snapple Group, Inc.’s website. Stockholders of Dr Pepper Snapple Group, Inc. may also obtain a free copy of the definitive proxy statement by contacting Dr Pepper Snapple Group, Inc.’s Investor Relations Department at (972) 673-7000.

Maple Parent Holdings Corp., Bob Gamgort (Director and Chief Executive Officer of Maple Parent Holdings Corp.), Ozan Dokmecioglu (Chief Financial Officer of Maple Parent Holdings Corp.), and Bart Becht (a Director of Maple Parent Holdings Corp.) may be deemed to be “participants” under SEC rules in any solicitation of Dr Pepper Snapple Group, Inc. stockholders in respect of a Maple Parent Holdings Corp. proposal for a transaction with Dr Pepper Snapple Group, Inc. Neither Maple Parent Holdings Corp. nor any of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in Dr Pepper Snapple Group, Inc. or the matters to be acted upon in connection with a potential transaction involving Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc., except as is set forth in the definitive proxy statement regarding the proposed transaction.